Summary Prospectus Supplement

March 1, 2019

Morgan Stanley Institutional Fund Trust

Supplement dated March 1, 2019 to the Morgan Stanley Institutional Fund Trust Summary Prospectuses dated January 28, 2019

Global Multi-Asset Income Portfolio
Global Strategist Portfolio
(each, a "Fund")

Effective March 1, 2019, Morgan Stanley Investment Management Inc. entered into a Sub-Advisory Agreement with Morgan Stanley Investment Management Limited with respect to each Fund. Accordingly, effective March 1, 2019, each Summary Prospectus is hereby amended as follows:

The following is hereby added as the second paragraph of the section of each Summary Prospectus entitled "Fund Management":

Sub-Adviser. Morgan Stanley Investment Management Limited.

Please retain this supplement for future reference.

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